Exhibit 10.40

                     DEMAND PROMISSORY NOTE


$95,000.00                         As of  December  31, 2004


      FOR VALUE RECEIVED, the undersigned, DCI USA, Inc. promises to pay in lawful money of the United States to Direct Capital Investments, Ltd. ("DCI") the principal sum of Ninety-Five Thousand Dollars ($95,000.00) plus interest at the rate of 8% per annum. Said amount shall be due and payable within five (5) business days after demand by the Holder.

      The undersigned acknowledges that the principal amount hereunder reflects expenses of the undersigned which were due at the time the undersigned was undergoing new management, new ownership and other organization changes; accordingly, in an effort to facilitate the process in an orderly manner DCI agreed to pay such expenses on behalf of the undersigned.

     The outstanding principal sum due hereunder may be prepaid by the undersigned at any time without penalty or premium.

     In case one or more of the following events (each, an "Event of Default") (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of all or any part of the principal of any of this Note as and when the same shall become due and payable in accordance with the terms hereof; or

          (b) the undersigned pursuant to or within the meaning of any bankruptcy law:

               (i)  commences a voluntary case or proceeding,

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (iii)      consents  to  the  appointment   of   a
custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) admits in writing its inability to pay its debts as the same become due; or

          (c) a court of competent jurisdiction enters an order or decree under any bankruptcy law that:

               (i) is for relief against the undersigned in an involuntary case,

               (ii) appoints a custodian of the undersigned or for all or substantially all of the property of the undersigned, or

               (iii)       orders   the   liquidation   of    the
undersigned,

     and such order or decree remains unstayed and in effect for 30 days;

then, in each case where an Event of Default occurs, DCI, by notice in writing to the undersigned (the "Acceleration Notice"), may, at its option, declare the outstanding principal hereunder to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

     No right or remedy herein conferred upon or reserved to DCI is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     This Note shall be governed by and be construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of such state. The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of the courts sitting in New York, and any appellate court from any thereof, in respect of actions brought against it as a defendant, in any action, suit or proceeding arising out of or relating to this Note, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such courts. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The undersigned hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any action, suit or proceeding arising out of or relating to this Note, or in any court referred to above. The undersigned further hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit proceeding in any such court and waives any other right to which it may be entitled on account of its place of residence or domicile.

     The undersigned hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice.

     The undersigned shall pay all expenses, including reasonable attorney fees, incurred or paid by the holder of this Note in attempting to collect funds due under this Note. In the event an action is instituted for the collection of this Note, the prevailing party shall be entitled to recover, at trial or on appeal, such sums as the court may adjudge reasonable as attorney fees, in addition to costs and necessary disbursements.


     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the date first set forth above.



                              DCI USA, INC.




                              By: /s/ David Yerushalmi